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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-NC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-106982              06-1204982
           --------                ----------              ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification Number)

         1285 Avenue of the Americas
         New York, New York                                    10019
         ------------------                                    -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On July 30, 2003, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2003-NC1, Mortgage Pass-Through Certificates, Series 2003-NC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", Class M-5 Certificates", "Class M-6 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $397,907,181.20 as of July 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 28, 2003, UBS Warburg Real Estate Securities Inc. ("UBSRES"), the Depositor and NC Capital Corporation (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated July 28, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.





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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                  Initial Certificate Principal Balance
                  -------------------------------------
   Class                    or Notional Amount                Pass-Through Rate
   -----                    ------------------                -----------------
 Class A-1                   $240,306,000.00                      Variable
 Class A-2                   $ 61,832,000.00                      Variable
 Class A-3                   $ 20,313,000.00                      Variable
 Class M-1                   $ 23,823,000.00                      Variable
 Class M-2                   $ 20,845,000.00                      Variable
 Class M-3                   $  6,948,000.00                      Variable
 Class M-4                   $  4,963,000.00                      Variable
 Class M-5                   $  5,956,000.00                      Variable
 Class M-6                   $  4,963,000.00                      Variable
 Class CE                    $  7,958,081.20                      Variable
  Class P                    $        100.00                        N/A
  Class R                             100%                          N/A


                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 28, 2003 and the Prospectus Supplement, dated July 28, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -4-

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

         Exhibit No.                                    Description
         -----------                                    -----------
              4.1 Pooling and Servicing Agreement, dated as of July 1, 2003, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the
                                            "Trustee"), relating to the Series
                                            2003-NC1 Certificates.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2003

                                    MORTGAGE ASSET SECURITIZATION TRANSACTIONS,
                                    INC.


                                    By: /s/ Jeffrey B. Lown
                                        ----------------------------
                                    Name:   Jeffrey B. Lown
                                    Title:

                                    By: /s/ Glenn McIntyre
                                        ----------------------------
                                    Name:   Glenn McIntyre
                                    Title:






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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of July 1,                           7
                       2003, by and among Mortgage Asset Securitization
                       Transactions, Inc. as depositor (the "Depositor"), Ocwen
                       Federal Bank FSB as master servicer (the "Master
                       Servicer") and U.S. Bank National Association as trustee
                       (the "Trustee"), relating to the Series 2003-NC1
                       Certificates.






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                                   Exhibit 4.1